UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

APOGENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)

(603) 433-6131

Registrant’s telephone number, including area code

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated April 28, 2004, reporting the Company’s financial results and related information for the second fiscal quarter and year-to-date ended March 31, 2004. The press release is being furnished pursuant to Items 9 and 12 of this Form 8-K.

Item 9.    Regulation FD Disclosure.

On April 28, 2004, Apogent Technologies Inc. issued a press release reporting the Company’s financial results and related information for the second fiscal quarter and year-to-date ended March 31, 2004. The press release is attached as Exhibit 99.1.

Item 12.    Results of Operations and Financial Condition.

On April 28, 2004, Apogent Technologies Inc. issued a press release reporting the Company’s financial results and related information for the second fiscal quarter and year-to-date ended March 31, 2004. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: April 28, 2004	By: /s/ Dennis Brown Dennis Brown Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 28, 2004, reporting the Company’s financial results and related information for the second fiscal quarter and year-to-date ended March 31, 2004.